UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Altus Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Atlantic Street, 6th Floor

Stamford, CT 06902

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 698-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.00	AMPS WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of Altus Power, Inc., a Delaware corporation (the “Company”), filed on December 13, 2021, as previously amended in Amendment No. 1 on Form 8-K/A, filed on December 13, 2021 (the amendment, together with the initial 8-K, the “Original Reports”).

The company is filing this Amendment No. 2 solely for the purpose of amending and restating Item 9.01 in its entirety to correct an inadvertent omission of the unaudited financial statements of TGCOP HoldCo, LLC for the six months ended June 30, 2021, and the related notes thereto (the “Quarterly True Green Financial Statements”) from the disclosure contained in Item 9.01(a) in the Original Reports and to file Exhibit 99.9 containg such Quartely Financial Statements.

Other than as set forth in this Explanatory Note, this Amendment No. 2 does not amend, modify or update the disclosures contained in the Original Reports. Terms used in this Amendment No. 2 but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Original Reports.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of CBAH as of and for the fiscal year ended December 31, 2020, the related notes and report of independent public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-3 and are incorporated herein by reference. The financial statements of Altus as of and for the fiscal years ended December 31, 2019, and December 31, 2020, and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-45 and are incorporated herein by reference. The combined financial statements of VH II Holdco I, LLC, VH II Holdco II, LLC, Virgo DW MM Holdco, LLC, Virgo Charlestown MA MM Holdco, LLC, Virgo Charlestown NY MM Holdco, LLC, Virgo Skipjack MM Holdco, LLC and Virgo Mangata MM Holdco, LLC (the “Solar Project Companies”) as of and for the fiscal years ended December 31, 2019, and December 31, 2020, and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-111 and are incorporated herein by reference. The audited financial statements of TGCOP Holdco, LLC for the year ended December 31, 2020, and the related notes thereto are set forth in Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 10, 2021 and are incorporated herein by reference. The unaudited financial statements of TGCOP HoldCo, LLC for the six months ended June 30, 2021, and the related notes thereto are set forth in Exhibit 99.2 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 10, 2021 and are incorporated herein by reference.

The unaudited financial statements for CBAH as of and for the nine months ended September 30, 2021 are set forth in CBAH’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021, beginning on page 2 and are incorporated herein by reference. The unaudited financial statements of Altus as of the nine months ended September 30, 2021 and for the nine months ended September 30, 2021 and 2020 are set forth in Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 15, 2021 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New Altus for the year ended December 31, 2020 is included in the Registration Statement in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 208 of the Registration Statement and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of New Altus as of and for the nine months ended September 30, 2021 is set forth in Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

2.1+	Business Combination Agreement, dated July 12, 2021, by and among CBRE Acquisition Holdings, Inc., CBAH Merger Sub I, Inc., CBAH Merger Sub II, LLC, Altus Power America Holdings, LLC, APAM Holdings LLC and Altus Power, Inc. (incorporated by reference to Exhibit 2.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

3.1*	Third Amended and Restated Certificate of Incorporation of Altus Power, Inc.

3.2*	Second Amended and Restated Bylaws of Altus Power, Inc.

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 of CBAH.’s Registration Statement on Form S-1/A (Reg. No. 333-249958), filed with the SEC on November 20, 2020).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of CBAH’s Registration Statement on Form S-1/A (Reg. No. 333-249958), filed with the SEC on November 20, 2020).

4.3	Warrant Agreement, dated December 10, 2020, by and between CBAH and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on December 15, 2020).

10.1	Sponsor Support Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.2	Support Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.2 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.3	Commercial Collaboration Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.3 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.4	Management Equity Incentive Letter, dated July 12, 2021 (incorporated by reference to Exhibit 10.4 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.5	Class B Letter Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.5 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.6	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.6 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.7	Investor Rights Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.7 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.8	Second Amended and Restated Promissory Note, dated as of February 16, 2021, by and between CBRE Acquisition Holdings, Inc., a Delaware corporation and CBRE Acquisition Sponsor, LLC (incorporated by reference to Exhibit 10.1 of CBAH’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021).

10.9	ValueAct Letter Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.8 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.10*#	Altus Power, Inc. 2021 Omnibus Incentive Plan.

10.11*#	Altus Power, Inc. 2021 Employee Stock Purchase Plan.

10.12*#	Form of Director and Officer Indemnification Agreement.

10.13	Amended and Restated Credit Agreement, dated August 25, 2021, by and among ÚPA Finance, LLC, as the borrower, APA Finance Holdings, LLC, as the Equity Holder (as defined therein), BISF Agent LLC, as administrative agent, U.S. Bank National Association, as Collateral Agent, Paying Agent and Document Custodian (each as defined therein) and each lender from time to time party thereto (incorporated by reference to Exhibit 10.12 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.14	Employment Agreement, dated February 15, 2017, by and between Altus Power America Management, LLC and Dustin Weber (incorporated by reference to Exhibit 10.13 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.15	Credit Agreement, dated January 10, 2020 (the “Fifth Third Credit Agreement”), by and among APA Construction Finance, LLC, as the borrower, Fifth Third Bank, National Association, as the joint leader arranger, sole bookrunner, administrative agent, interest rate hedge coordinating agent and collateral agent, Deutsche Bank New York Branch, as joint lead arranger and DSR LC issuing bank, and each of the Project Companies, Tax Equity Holdcos and Lenders (in each case as defined therein) from time to time parties thereto (incorporated by reference to Exhibit 10.14 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.16	First Amendment to the Fifth Third Credit Agreement, dated September 16, 2020, by and among APA Construction Finance, LLC, as borrower, SH MA SOLAR IV, LLC and HA MA SOLAR II, LLC, as Project Companies, Fifth Third Bank, National Association, as administration agent, and the Lenders (in each case as defined therein) parties thereto (incorporated by reference to Exhibit 10.15 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.17#	Employment Agreement, dated October 21, 2021, by and between Altus Power, Inc. and Lars Norell (incorporated by reference to Exhibit 10.16 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.18#	Employment Agreement, dated October 21 2021, by and between Altus Power, Inc. and Gregg Felton (incorporated by reference to Exhibit 10.17 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.19#	Confidential Information, Inventions and Proprietary Rights Agreement, dated October 21, 2021, by and between Altus Power America Management, LLC and Lars Norrell (incorporated by reference to Exhibit 10.18 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.20#	Confidential Information, Inventions and Proprietary Rights Agreement, dated October 21, 2021, by and between Altus Power America Management, LLC and Gregg Felton (incorporated by reference to Exhibit 10.19 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.21*#	Form of Director Offer Letters.

10.22*	Second Amendment to the Fifth Third Credit Agreement, dated December 6, 2021, by and among APA Construction Finance, LLC, as the borrower, BT GA SOLAR LLC, CURRY SOLAR FARM LLC, LIGHTBEAM POWER COMPANY GRIDLEY MAIN LLC, LIGHTBEAM POWER COMPANY GRIDLEY MAIN TWO LLC, NM MA SOLAR II, LLC and HI MA SOLAR, LLC, as Project Companies, Fifth Third Bank, National Association, as administrative agent and collateral agent, and the Lenders (in each case as defined therein) parties thereto.

16.1*	Letter from KPMG LLP to the SEC, dated December 13, 2021.

21.1*	List of Subsidiaries.

99.1	Press Release, dated December 9, 2021 (incorporated by reference to Exhibit 99.1 of New Altus’s Current Report on Form 8-K, filed with the SEC on December 9, 2021).

99.2*	Unaudited Pro Forma Condensed Combined Financial Information of New Altus for the nine months ended September 30, 2021.

99.3	CBRE Acquisition Holdings, Inc. Audited Financial Statements (incorporated by reference to pages beginning F-3 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 27, 2021).

99.4	Altus Power, Inc. Audited Financial Statements (incorporated by reference to pages beginning F-45 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 27, 2021).

99.5	Consolidated Financial Statements of The Solar Project Companies (incorporated by reference to pages beginning F-111 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 27, 2021).

99.6	Audited Financial Statements of TGCOP Holdco, LLC (incorporated by reference to Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 10, 2021).

99.7	CBRE Acquisition Holdings, Inc. Unaudited Financial Statements (incorporated by reference to pages beginning page 2 of CBAH’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021).

99.8	Altus Power, Inc. Unaudited Financial Statements (incorporated by reference to Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 15, 2021).

99.8	Altus Power, Inc. Unaudited Financial Statements (incorporated by reference to Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 15, 2021).

99.9	Unaudited Financial Statements of TGCOP HoldCo, LLC for the six months ended June 30, 2021, and the accompanying notes thereto (incorporated by reference to Exhibit 99.2 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 10, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Previously filed.
+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates a management contract or compensatory plan, contract or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 17, 2021	Altus Power, Inc.

	By:	/s/ Gregg Felton
Name: Gregg Felton
Title: Co-Founder, Co-Chief Executive Officer and Co-President